Exhibit 32.1

CERTIFICATION UNDER SECTION 906

The certification set forth below is being submitted in connection with ADC Therapeutics SA’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Ameet Mallik, the Chief Executive Officer of ADC Therapeutics SA, certify that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ADC Therapeutics SA.

Date:	August 13, 2026	/s/ Ameet Mallik Ameet Mallik Chief Executive Officer

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